Exhibit 99.1



                                               UNITED STATES BANKRUPTCY COURT
                                               NORTHERN DISTRICT OF CALIFORNIA
In re: FreshAChoice,]Inc                                                Case No.         04-54318 (ASW)
                                                                                        ---------------
       485 Cochrane Circle
       Morgan Hill, CA 95037                                            CHAPTER 11
                                                                        MONTHLY OPERATING REPORT
                                                                        (GENERAL BUSINESS CASE)
---------------------------------------------------------------------
                                                 SUMMARY OF FINANCIAL STATUS
       MONTH ENDED:        11/28/04  (1)                             PETITION DATE:         07/12/04
                          -----------                                                    -------------
1.     Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____
       the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
       Dollars reported in $1
                                                                     End of Current       End of Prior        As of Petition
2.     Asset and Liability Structure                                      Month               Month               Filing

       a.  Current Assets                                                $ 6,817,315       $ 7,135,517               517
                                                                     ---------------    --------------
       b.  Total Assets                                                  $22,731,716       $ 23,245,812          $ 22,899,629
                                                                     ---------------    --------------         -------------
       c.  Current Liabilities                                           $ 7,517,242       $ 6,950,244
                                                                     ---------------    --------------
       d.  Total Liabilities                                             $21,694,656       $ 21,801,539          $ 19,707,707
                                                                     ---------------    ---------------        --------------
                                                                                                                Cumulative
3.     Statement of Cash Receipts & Disbursements                     Current Month        Prior Month         Case to Date
       a.  Total Receipts                                                $ 5,170,918       $ 5,218,705            $22,359,272
                                                                     ---------------    --------------         --------------
       b.  Total Disbursements                                           $ 5,399,193       $ 4,946,138            $21,388,009
                                                                     ---------------    --------------         --------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)    $  (228,275)      $   272,567            $   971,263
                                                                     ---------------    --------------         --------------
       e.  Cash Balance Beginning of Month                               $ 2,796,580       $ 2,524,013                 3
                                                                     ----------------    ------------
       f.  Cash Balance End of Month (c + d)                             $ 2,568,305       $ 2,796,580
                                                                     ----------------    ------------
                                                                                                                Cumulative
                                                                      Current Month        Prior Month         Case to Date
4.     Profit/(Loss) from the Statement of Operations                     $ (407,214)      $  (669,971)           $(5,659,191)
                                                                     ---------------    -------------          ---------------
5.     Account Receivables (Pre and Post Petition)                       $   143,287       $   157,314
                                                                     ---------------    --------------
6.     Post-Petition Liabilities                                         $ 9,201,332       $ 9,208,266
                                                                     ---------------    --------------
7.     Past Due Post-Petition Account Payables (over 30 days)            $         -       $         -
                                                                     ---------------    --------------
At the end of this reporting month:                                                                 Yes                  No
                                                                                                    ---                  ---
8.     Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
       payment, amount of payment and name of payee) (see note 2)                                    X
                                                                                                    ---                   ---
9.     Have any payments been made to professionals?  (if yes, attach listing including date of
       payment, amount of payment and name of payee)                                                                       X
                                                                                                    ---                   ---
10.    If the answer is yes to 8 or 9, were all such payments approved by the court?                 X
                                                                                                    ---                   ---
11.    Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
       attach listing including date of payment, amount and reason for payment, and name of payee)   X
                                                                                                    ---                   ---
12.    Is the estate insured for replacement cost of assets and for general liability?               X
                                                                                                    ---                   ---
13.    Are a plan and disclosure statement on file?                                                                        X
                                                                                                    ---                   ---
14.    Was there any post-petition borrowing during this reporting period?                                                 X
                                                                                                    ---                   ---
15.    Check if paid: Post-petition taxes    X;      U.S. Trustee Quarterly Fees      X
                                            ---                                      ----

       Check if filing is current for:    Post-petition tax reporting and tax returns X
                                                                                     ----
       (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid , or tax return filings are not current.)


Notes:

(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from November 1, 2004 through November 28, 2004. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business. I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 12/17/04                       /s/ David Pertl
                                    -------------------
                                         David Pertl



                                         STATEMENT OF OPERATIONS (General Business Case)
                                             For the Month Ended  11/28/04

                 Current Month                                                                 Cumulative       Next Month
------------------------------------------------
    Actual           Forecast         Variance                                                Case to Date       Forecast
                                                          Revenues:
   $ 4,827,937       $ 4,820,589       $  7,348         1   Gross Sales                         $ 25,525,721     $4,719,184
---------------   ---------------    -----------                                            -----------------  -------------
                                            $ -         2   less: Sales Returns & Allowances
---------------   ---------------    -----------                                            -----------------  -------------
   $ 4,827,937       $ 4,820,589       $  7,348         3   Net Sales                           $ 25,525,721     $4,719,184
---------------   ---------------    -----------                                            -----------------  -------------
   $ 2,865,608       $ 2,903,833       $ 38,225         4   less: Cost of Goods Sold  (Note 1)  $ 14,954,903     $2,804,945
---------------   ---------------    -----------                                            -----------------  -------------
   $ 1,962,329       $ 1,916,756       $ 45,573         5   Gross Profit                        $ 10,570,818     $1,914,239
---------------   ---------------    -----------                                            -----------------  -------------
   $         -       $         -       $      -         6   Interest                            $          -            $ -
---------------   ---------------    -----------                                            -----------------  -------------
                     $         -       $      -         7   Other Income:                       $        537            $ -
---------------   ---------------    -----------          ----------------------            -----------------  -------------
                                       $      -         8
                                     -----------          ----------------------
---------------   ---------------                         ----------------------            -----------------  -------------
   $         -                         $      -         9
---------------   ---------------    -----------          ----------------------            -----------------  -------------
   $ 1,962,329       $ 1,916,756       $ 45,573        10       Total Revenues                  $ 10,571,355     $1,914,239
---------------   ---------------    -----------                                            -----------------  -------------
                                                          Expenses:
   $    74,898       $    70,807       $ (4,091)       11   Compensation to Owner(s)/Officer(s) $    376,269       $ 74,898
---------------   ---------------    -----------                                            -----------------  -------------
   $    82,669       $   104,501       $ 21,832        12   Salaries                            $    569,071       $ 90,425
---------------   ---------------    -----------                                            -----------------  -------------
   $         -                         $      -        13   Commissions                         $          -
---------------   ---------------    -----------                                            -----------------  -------------
                                       $      -        14   Contract Labor                      $     57,550
---------------   ---------------    -----------                                            -----------------  -------------
                                       $      -        15   Rent/Lease:                         $     34,751
                                                                Personal Property
---------------   ---------------    -----------                                            -----------------  -------------
   $   715,184       $   794,069       $ 78,885        16       Real Property (See Note 2)      $  3,653,125      $ 794,069
---------------   ---------------    -----------                                            -----------------  -------------
   $    44,478                         $(44,478)       17   Insurance                           $    235,995
---------------   ---------------    -----------                                            -----------------  -------------
   $    58,022                         $(58,022)       18   Management Fees (Credit Cd.
                                                              Processing)                       $    309,190
---------------   ---------------    -----------                                            -----------------  -------------
   $   189,723       $   190,492       $    769        19   Depreciation & Amortization         $    986,086      $ 190,492
---------------   ---------------    -----------                                            -----------------  -------------
                                                            Taxes:
                  ---------------                                                           -----------------  -------------
                                       $      -        20       Employer Payroll Taxes          $    184,615
---------------   ---------------    -----------                                            -----------------  -------------
   $    45,991                         $(45,991)       21       Real Property Taxes             $    226,269
---------------   ---------------    -----------                                            -----------------  -------------
   $     3,613                         $ (3,613)       22       Other Taxes                     $     17,617
---------------   ---------------    -----------                                            -----------------  -------------
   $   192,671       $   164,453       $(28,218)       23   Advertising                         $  1,071,534      $ 106,840
---------------   ---------------    -----------                                            -----------------  -------------
---------------   ---------------                                                           -----------------  -------------
   $    11,819       $   230,418       $218,599        24   G&A                                 $    182,024      $ 228,360
---------------   ---------------    -----------                                            -----------------  -------------
---------------   ---------------                                                           -----------------  -------------
   $    18,723       $    20,535       $  1,812        25   Interest                            $    139,547       $ 18,723
---------------   ---------------    -----------                                            -----------------  -------------
   $    50,304                         $(50,304)       26   Other ExpLegal:fees & Audit         $    128,779
---------------   ---------------    -----------                                            ------------------ --------------
   $    24,655                         $(24,655)       27 Professional Fees                     $    146,731
---------------   ---------------    -----------          -------------------------------    ----------------  -------------
-  $    12,378                         $(12,378)       28 Travel Expenses/Meals/ Ent            $     60,515
---------------   ---------------    -----------          -------------------------------    ----------------  -------------
   $     3,164                         $ (3,164)       29 Storage                               $     45,758
---------------   ---------------    -----------          ------------------------------     ----------------  -------------
   $   233,914       $   224,497       $ (9,417)       30 Others (See Note 3)                   $  1,091,602      $ 221,403
---------------   ---------------    -----------          ----------------------             ----------------  -------------
   $   252,774       $   271,980       $ 19,206        31 Utilities                             $  1,396,979      $ 271,980
---------------   ---------------    -----------          ----------------------             ----------------  -------------
---------------   ---------------                         ---------------------------------------------------  -------------
   $    93,008       $    98,186       $  5,178        32 Repairs & Maintenance                 $    532,145       $ 98,186
---------------   ---------------    -----------          ---------------------------------------------------  -------------
---------------   ---------------                         ----------------------            -----------------  -------------
   $     3,792                         $ (3,792)       33 License & Permits                     $     21,963
---------------   ---------------    -----------          ----------------------            -----------------  -------------
                                       $      -        34
---------------   ---------------    -----------          ----------------------            -----------------  -------------
   $ 2,111,780       $ 2,169,938       $ 58,158        35       Total Expenses                  $ 11,468,115     $2,095,376
---------------   ---------------    -----------                                            -----------------  -------------
   $  (149,451)      $  (253,182)      $103,731        36 Subtotal                              $   (896,760)    $ (181,137)
---------------   ---------------    -----------                                            -----------------  -------------
                                                          Reorganization Items:
                                                                                            -----------------  -------------
   $  (258,877)      $  (237,835)      $ 21,042        37   Professional Fees                   $ (1,121,629)    $ (258,877)
---------------   ---------------    -----------                                            -----------------  -------------
   $         -       $         -       $      -        38   Provisions for Rejected Executory
                                                               Contracts                        $          -     $        -
---------------   ---------------    -----------                                            -----------------  -------------
   $         -       $         -       $      -        39   Interest Earned on Accumulated
                                                                Cash from                       $          -     $        -
---------------   ---------------    -----------                                            -----------------  -------------
                                                            Resulting Chp 11 Case
   $     1,114       $         -       $  1,114        40   Gain or (Loss) from Sale
                                                                of Equipment                    $      1,402     $       -
                                     -----------
---------------   ---------------                                                           -----------------  -------------
                     $    (3,043)      $ (3,043)       41   U.S. Trustee Quarterly Fees         $    (13,369)
---------------   ---------------    -----------                                            -----------------  -------------
                     $         -       $      -        42   Store Closure Expenses & Asset      $ (3,631,705)           $ -
---------------   ---------------    -----------                                            -----------------  -------------
                                                               Impairment Expenses
                                                                                            -----------------
   $  (257,763)      $  (240,878)      $(16,885)       43        Total Reorganization Items     $ (4,765,301)    $ (258,877)
---------------   ---------------    -----------                                            -----------------  -------------
   $  (407,214)      $  (494,060)      $ 86,846        44  Net Profit (Loss) Before Federal &
                                                              State                             $ (5,662,061)    $ (440,014)
---------------   ---------------    -----------                                            -----------------  -------------
                                            $ -        45   Federal & State Income Taxes        $     (2,870)    $        -
---------------   ---------------    -----------                                            -----------------  -------------
   $  (407,214)      $  (494,060)      $ 86,846        46 Net Profit (Loss)                     $ (5,659,191)    $ (440,014)
===============   ===============    ===========                                            =================  =============

Attach an Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only):


                             Fresh Choice, Inc. (Case # 04-54318 ASW)
                               Notes to the Statement of Operations
                                              as of
November 28, 2004
Notes:
            (1)Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

            (2)Real Property           Amount
                                     -----------
               Rent Expense             572,101
               Common Ground
               Maintenance              143,083
                                     -----------
               Total                    715,184

            (3)Other Admin             Amount
                                     -----------
               Deposits Over/Short          722
               Cash Over                 -1,171
               Cash Short                 1,988
               Freight, Express, Cartage  4,213
               Services                  77,566
               Supplies                 108,939
               Misc. Operating Expense      544
               Auto Related Expense       6,213
               Auto Incentive
               Bank Charges              10,961
               Penalties & Late fees        264
               Payroll Processing Fees    4,946
               Real Time Fees             5,250
               Royalty Fees               3,454
               Recruiting                 1,787
               Management Trainging
                & Development             8,238
                                     -----------
               Total                    233,914


                                                  BALANCE SHEET
                                             (General Business Case)
                                          For the Month Ended        11/28/04
         Assets
                                                               From Schedules        Market Value(1)
              Current Assets
     1            Cash and cash equivalents - unrestricted                             $ 2,568,305
                                                                                  ---------------------
     2            Cash and cash equivalents - restricted
                                                                                  ---------------------
     3            Accounts receivable (net)                          A                 $   143,287
                                                                                  ---------------------
     4            Inventory                                          B                 $   353,106
                                                                                  ---------------------
     5            Prepaid expenses                                                     $   262,299
                                                                                  ---------------------
     6            Professional retainers
                                                                                  ---------------------
     7            Other:Assets Held for Sale                                           $ 3,490,318
                        --------------------------------------                    ---------------------
     8
                  --------------------------------------------                    ---------------------
     9                  Total Current Assets                                           $ 6,817,315
                                                                                  ---------------------
              Property and Equipment (Market Value)
    10            Real property                                      C                 $ 2,529,866
                                                                                  ---------------------
    11            Machinery and equipment                            D                 $ 2,620,429
                                                                                  ---------------------
    12            Furniture and fixtures                             D                 $ 2,520,918
                                                                                  ---------------------
    13            Office equipment                                   D                 $    51,332
                                                                                  ---------------------
    14            Leasehold improvements                             D                 $  7,134,902
                                                                                  ---------------------
    15            Vehicles                                           D                 $     4,393
                                                                                  ---------------------
    16            Other:                                             D
                        --------------------------------------                    ---------------------
    17                                                               D
                  --------------------------------------------                    ---------------------
    18                                                               D
                  --------------------------------------------                    ---------------------
    19                                                               D
                  --------------------------------------------                    ---------------------
                                                                                  ---------------------
    20                                                               D
                  --------------------------------------------                    ---------------------
                                                                                  ---------------------
    21                  Total Property and Equipment                                   $14,861,840
                                                                                  ---------------------
              Other Assets
    22            Loans to shareholders
                                                                                  ---------------------
    23            Loans to affiliates
                                                                                  ---------------------
    24            Deposits (See Note 4)                                                $   876,086
                  --------------------------------------------                    ---------------------
    25            Intangible                                                           $   176,476
                  --------------------------------------------                    ---------------------
    26
                  --------------------------------------------                    ---------------------
    27
                  --------------------------------------------                    ---------------------
    28                  Total Other Assets                                             $ 1,052,562
                                                                                  ---------------------
    29                  Total Assets                                                   $22,731,716
                                                                                  =====================
         NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.


                                        Liabilities and Equity
                                       (General Business Case)

         Liabilities From Schedules
              Post-Petition
                  Current Liabilities
    30                  Accrued salaries and wages                                        $  1,353,380
                                                                                  ---------------------
    31                  Payroll taxes
                                                                                  ---------------------
    32                  Real and personal property taxes
                                                                                  ---------------------
    33                  Income taxes
                                                                                  ---------------------
    34                  Sales taxes payable                                               $    437,215
                                                                                  ---------------------
    35                  Notes payable (short term)
                                                                                  ---------------------
    36                  Accounts payable (trade)                     A                    $  1,255,983
                                                                                  ---------------------
    37                  Real property lease arrearage
                                                                                  ---------------------
    38                  Personal property lease arrearage
                                                                                  ---------------------
    39                  Accrued professional fees                                         $  1,108,261
                                                                                  ---------------------
                        -------------------------------------------------------------------------------
    40                  Current portion of long-term post-petition debt (due within 12 months)
                        -------------------------------------------------------------------------------
                                                                                  ---------------------
    41                  Other:   Other Accrued Expense (Note 2)                           $  3,362,404
                                 ----------------------------------------------   ---------------------
    42
                        --------------------------------------                    ---------------------
    43
                        --------------------------------------                    ---------------------
                                                                                  ---------------------
    44                  Total Current Liabilities                                         $  7,517,242
                                                                                  ---------------------
    45            Long-Term Post-Petition Debt, Net of Current Portion                    $  1,684,090
                                                                                  ---------------------
    46                  Total Post-Petition Liabilities                                   $  9,201,332
                                                                                  ---------------------
              Pre-Petition Liabilities (allowed amount)
    47                  Secured claims                               F                    $  4,705,815
                                                                                  ---------------------
    48                  Priority unsecured claims                    F                    $    725,139
                                                                                  ---------------------
    49                  General unsecured claims                     F                    $  2,487,790
                                                                                  ---------------------
    53                  Other Accrued Expense (Note 2)                                    $  4,464,939
                                                                                  ---------------------
                        Long Term Liabilities (Note 3)                                    $    109,641
                                                                                  ---------------------
    55                  Total Pre-Petition Liabilities                                    $ 12,493,324
                                                                                  ---------------------
    56                  Total Liabilities                                                 $ 21,694,656
                                                                                  ---------------------
         Equity (Deficit)
    57            Retained Earnings/(Deficit) at time of filing                           $(41,222,568)
                                                                                  ---------------------
     58            Common/Preferred Stock                                                 $ 5,181,222
                                                                                  ---------------------
                                                                                  ---------------------
    59            Additional paid-in capital                                              $ 42,737,597
                                                                                  ---------------------
    60            Cumulative profit/(loss) since filing of case                           $ (5,659,191)
                                                                                  ---------------------
    61            Post-petition contributions/(distributions) or (draws)
                                                                                  ---------------------
    62            Market value adjustment
                                                                                  ---------------------
     63                  Total Equity (Deficit)                                           $  1,037,060
                                                                                  ---------------------
    64   Total Liabilities and Equity (Deficit)                                           $ 22,731,716
                                                                                  =====================


                               Fresh Choice, Inc. (Case # 04-54318 ASW)
                                      Notes to the Balance Sheet
                                                as of
November 28, 2004


Note:

    (1)           Book value.

    (2)           The following is a list of Other Accrued Expenses:            Pre & Post- Petition  Pre-Petition  Post-Petition
                                                                                --------------------  ------------  -------------
                  23010 Workers' Comp Payable                                                  990,446           -     990,446
                  23030 Accrued Credit Card Proc Fees                                           12,918           -      12,918
                  23040 Accrued Bank Charges                                                    11,598           -      11,598
                  23050 Gift Certificate Allowance                                             601,578           -     601,578
                  23070 Food Credit Liability                                                  359,922           -     359,922
                  23080 Mngmnt Training & Development                                                -                       -
                  23110 Accrued Payroll Processing Fee                                           2,961           -       2,961
                  23120 Closed Restaurants Payable  (502(b)(6)) estimate                     3,824,566   3,824,566           -
                  23121 Store Closure Reserve                                                  135,126           -     135,126
                  23125-6 Accrued Rent                                                         628,499     304,675     323,824
                  23130 Other Accrued Liabilities                                              108,478           -     108,478
                  23140 Accrued Fees-Finance                                                    30,496           -      30,496
                  23150 Accrued Fees-Legal                                                      22,065           -      22,065
                  23170 Accrued Fees-Audit                                                      84,402           -      84,402
                  23180 Accrued Fees-Tax                                                        17,017           -      17,017
                  23200 Accrued Fees-Employee Litigati                                          18,000      18,000           -
                  23210 Accrued Fees-Executive                                                  22,888           -      22,888
                  23225 Accrued Auto                                                                 -           -           -
                  23240 Accrued Health Insurance-GW                                             60,151           -      60,151
                  23250 Accrued Insurance                                                       30,299           -      30,299
                  23300 Advertising Accrual                                                     59,349           -      59,349
                  23350 Interest Payable - Loc                                                  42,379      11,670      30,709
                  23360 Interest Payable                                                        37,395      21,101      16,294
                  23390 Accrued Janitorial Expense                                               3,676           -       3,676
                  23400 Accrued Utilities                                                      386,141      92,457     293,684
                  23410 Accrued Property Taxes                                                 350,224     137,814     212,410
                  23420 Accrued Cam                                                            (13,231)    54,656      (67,887)
                                                                                  --------------------  ------------ -------------
                  Total Other Accrued Expenses                                             $ 7,827,343 $ 4,464,939  $3,362,404



                                                                                     Combined Amount
    (3)           The following is a list of Long Term Liabilities                Pre & Post- Petition  Pre-Petition Post-Petition
                                                                                  --------------------  ------------ --------------

                  24320 Deferred Rent                                                        1,390,590           -   1,390,590
                  24340 Deferred Gain On Sale                                                  158,681           -     158,681
                  24350 Other Non-Current Liabilities                                          134,819           -     134,819
                  24390 Notes Payable-Long Term                                                109,641     109,641           -
                  24400 Capital Lease-Long Term                                                     -           -           -
                                                                                  --------------------  ------------ --------------
                  Total Long Term Liabilities                                              $ 1,793,731     109,641   1,684,090

    (4)           Deposits                             Amount
                                 -----------------------------

                  Rent Deposit                       186,356
                  Alcohol Deposit                      8,000
                  Other Deposit                      636,720
                  Utility Deposit                     45,011
                                 -----------------------------
                  Total Deposit                       876,086



Fresh Choice, Inc.
Payments to Officers
Period 12, 2004



                                        Date                       Gross             Car Allowance            Total
----------------------------------------------------------------------------------------------------------------------------

Jefferson, Everett           November 5 & 19, 2004                   $ 22,307.68                                $ 22,307.68

Pertl, David                 November 5, 16 & 19, 2004               $ 14,461.52               490.06           $ 14,951.58

O'Shea, Tim                  November 5, 16 & 19, 2004               $ 15,384.60             1,384.62           $ 16,769.22

Miller, Joan                 November 5, 16 & 19, 2004                $ 9,615.38             1,107.69           $ 10,723.07

Freedman, Tina               November 5, 16 & 19, 2004                $ 9,038.46             1,107.69           $ 10,146.15

----------------------------------------------------------------------------------------------------------------------------

Total                                                                $ 70,807.64             4,090.06           $ 74,897.70
============================================================================================================================






----------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULES TO THE BALANCE SHEET
                                                                        (GENERAL BUSINESS CASE)

                                                                              SCHEDULE A
                                                                 ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                  ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE           PAST DUE
RECEIVABLES AND PAYABLES AGINGS                                 (PRE AND POST-PETITION)   (POST -PETITION)      POST PETITION DEBT
                                                                 ----------------------    -----------------    -------------------

     0 -30 Days                                                         $143,287             $1,255,983
                                                                       ---------             ----------
     31-60 Days
                                                                       ---------             ----------
     61-90 Days                                                                                                          $0
                                                                                             ----------          ---------
     91+ Days
                                                                       ---------             ----------
     Total accounts receivable/payable-(see note 1)                     $143,287             $1,255,983
                                                                       ---------             ==========
     Allowance for doubtful accounts
                                                                       ---------
     Accounts receivable (net)                                          $143,287
                                                                       =========
==================================================================================================================================
                                                                          SCHEDULE B
                                                                     INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                     COST OF GOODS SOLD
----------------------------------                                     -------------------

                                    INVENTORY(IES)             INVENTORY BEGINNING OF MONTH                        $365,679
                                      BALANCE AT                                                       ===================
                                     END OF MONTH
                                                               Add -
     Retail/Restaurants -                                      Net purchase                                      $1,157,023
                                                                                                      --------------------
       Product for resale            $352,918                  Direct labor                                      $1,696,012
                                     --------                                                         --------------------
                                                               Manufacturing overhead
                                                                                                      --------------------
     Distribution -                                            Freight in
                                                                                                      --------------------
       Products for resale                                     Other:                                                    $0
                                     --------                                                         --------------------
                                                                                                                         $0
                                                               --------------------------             --------------------
     Manufacturer -
                                                               --------------------------             --------------------
       Raw Materials
                                     --------
       Work-in-progress                                        Less -
                                     --------
       Finished goods                                          Inventory End of Month                              $353,106
                                     --------                                                         --------------------
                                                               Shrinkage
                                                                                                      --------------------
     Other - Explain                     $188                  Personal Use
                                     --------                                                         --------------------
     Uniforms
     --------------------------------
                                                               Cost of Goods Sold                                $2,865,608
     --------------------------------                                                                 =====================
         TOTAL                       $353,106
                                     ========

     Method of Inventory Control                               Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
             Yes   X      No
                 -----      ---------
     How often do you take a complete physical inventory?      Valuation methods -
                                                                      FIFO cost
                                                                                                 ----------
       Weekly                                                         LIFO cost
                      ------
       Monthly          X                                             Lower of cost or market
                      ------                                                                     ----------
       Quarterly                                                      Retail method
                      ------                                                                     ----------
       Semi-annually                                                  Other                           X
                      ------                                                                     ----------
       Annually                                                       Explain
                      ------                                                                     ----------
Date of last physical inventory was  November 28, 2004               Standard Cost, with updates every month before inventory
                                     -----------------------------   -------------------------------------------------------------

                                                                     -------------------------------------------------------------
Date of next physical inventory is   December 26, 2004
------------------------------------------------------------------   -------------------------------------------------------------


Note:
(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.

                                                Schedule C
                                              Real Property


Description                                                             Cost        Market Value(1)
      Land                                                           $          -    $           -
      --------------------------------------------                   ------------    -------------
       Building                                                      $  3,839,333     $  3,839,333
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $ (1,309,467)    $ (1,309,467)
      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------
      Total                                                          $  2,529,866     $  2,529,866
                                                                     ============    =============
                                                Schedule D
                                         Other Depreciable Assets
Description                                                             Cost         Market Value(1)
Machinery & Equipment -
      Kitchen Equipment                                              $  8,880,806    $   8,880,806
      --------------------------------------------                   ------------    -------------
      Equipment in Progress                                          $    390,884    $     390,884
      --------------------------------------------                   ------------    -------------
      Computer Equipment                                             $  1,602,136    $   1,602,136
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $ (8,253,397)   $  (8,253,397)
      --------------------------------------------                   ------------    -------------
      Total                                                          $  2,620,429    $   2,620,429
                                                                     ============    =============
Furniture & Fixtures -
      Furniture & Fixtures                                           $  7,500,368    $   7,500,368
      --------------------------------------------                   ------------    -------------
      Construction Fixtures in Progress                              $     59,898    $      59,898
      --------------------------------------------                   ------------    -------------
      Smallwares                                                     $  1,091,599    $   1,091,599
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $ (6,130,947)   $  (6,130,947)
      --------------------------------------------                   ------------    -------------
      Total                                                          $  2,520,918    $   2,520,918
                                                                     ============    =============
Office Equipment -
      --------------------------------------------
      Office Equipment                                               $    200,842    $     200,842
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $   (149,510)   $    (149,510)
      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------
      Total                                                          $     51,332    $      51,332
                                                                     ============    =============
Leasehold Improvements -
      Leasehold Improvement                                          $ 15,015,331    $  15,015,331
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $ (7,880,429)   $  (7,880,429)
      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------
      Total                                                          $  7,134,902    $   7,134,902
                                                                     ============    =============
Vehicles -
      Vehicles                                                       $     17,344    $      17,344
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $    (12,951)   $     (12,951)
      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------
      Total                                                          $      4,393    $       4,393
                                                                     ============    =============

Note:

   (1)Book Value.

                                                           Schedule E
                                                  Aging of Post-Petition Taxes
                                          (As of End of the Current Reporting Period)

Taxes Payable                              0-30 Days         31-60 Days        61-90 Days          91+ Days        Total
Federal
                   Income Tax Withholding $    171,937                                                          $     171,937
                                          ------------     -------------     -------------       ----------     -------------
                   FICA - Employee                                                                              $           -
                                          ------------     -------------     -------------       ----------     -------------
                   FICA - Employer                                                                              $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Unemployment (FUTA)                                                                          $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Income                                                                                       $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Other (Attach List)                                                                          $           -
                                          ------------     -------------     -------------       ----------     -------------
Total Federal Taxes                       $    171,937     $           -     $           -       $        -     $     171,937
                                          ------------     -------------     -------------       ----------     -------------
State and Local
                   Income Tax Withholding                                                                       $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Unemployment (UT)                                                                            $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Disability Insurance (DI)                                                                    $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Empl. Training Tax (ETT)                                                                     $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Sales                  $    437,215                                                          $     437,215
                                          ------------     -------------     -------------       ----------     -------------
                   Excise                                                                                       $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Real property          $     45,991                                                          $      45,991
                                          ------------     -------------     -------------       ----------     -------------
                   Personal property                                                                            $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Income                                                                                       $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Other (Attach List)                                                                          $           -
                                          ------------     -------------     -------------       ----------     -------------
Total State & Local Taxes                 $    483,206     $           -     $           -       $        -     $     483,206
                                          ------------     -------------     -------------       ----------     -------------
Total Taxes                               $    655,143     $           -     $           -       $        -     $     655,143
                                          ============     =============     =============       ==========     =============


                                                           Schedule F
                                                    Pre-Petition Liabilities
                                                                                                    Allowed
List Total Claims For Each Classification (1)                                  Claimed Amount      Amount (b)
---------------------------------------------                                  --------------    --------------
                   Secured claims  (a)                                          $ 4,705,815
                                                                               -------------      -------------
                   Priority claims other than taxes                               $ 268,587
                                                                               -------------      -------------
                   Priority tax claims                                            $ 456,552
                                                                               -------------      -------------
                   General unsecured claims                                      $2,487,790
                                                                               -------------      -------------

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.



                    Schedule G - Rental Income Information -
                    Not applicable to General Business Cases

                                   Schedule H
          Recapitulation of Funds Held as of 11/28/04 (Period End Date)


                                            Account 1          Account 2          Account 3           Account 4
                                         --------------     --------------     ----------------   ----------------
Bank                                      Wells Fargo        Wells Fargo         Wells Fargo       Bank of America
                                          -------------      -------------     ----------------   ----------------
Account Type                              Concentration      Money Market      Benefits ACH Pmt.   Disbursement
                                          -------------      -------------     ----------------   ----------------
Account No.                               4038-832325        12576708          4945091882         7313400466
                                          -------------      -------------     ----------------   ----------------
Account Purpose                           General            Investment         Payroll           Gifs Certificates
                                          -------------      -------------     ----------------   ----------------
Balance, End of Month                    $    2,011,375     $    1,000,000     $         13,511   $           1,130
                                          -------------      -------------     ----------------   ----------------



                                           Account 5          Account 6            Account 7           Account
                                         --------------     --------------     ---------------    ----------------
Bank                                      Wells Fargo        Wells Fargo       Wells Fargo        Cash in Registers
                                          -------------      -------------     ----------------   ----------------
Account Type                              Accounts                             Old Accounts
                                          Payable            Payroll           Payable            and on hand
                                          -------------      -------------     ---------------    ----------------
Account No.                               412-1020184        403-8832366       475-9621113
                                          -------------      -------------     ----------------   ----------------
Account Purpose                           A/P ZBA            Payroll ZBA        replaced by
                                                                               412-1020184
                                          -------------      -------------     ----------------   ----------------
Balance, End of Month                    $     (440,003)(2) $     (113,258)(2)                    $          95,550
                                          -------------      -------------     ----------------   ----------------
Total Funds on Hand for all Accounts     $    2,568,305
                                         ==============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Note 1: The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.
     2  The negative balance reflects a timing difference.


-------------------------------------------------------------------------------
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 11/28/04
                                              --------

                                                                               Actual                Cumulative
                                                                           Current Month           (Case to Date)
     CASH RECEIPTS
1          Rent/Leases Collected
                                                                           --------------         --------------
2          Cash Received from Sales                                        $    5,169,717         $   27,579,538
                                                                           --------------         --------------
3          Interest Received                                               $        1,201         $       (1,561)
                                                                           --------------         --------------
4          Borrowings
                                                                           --------------         --------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                           --------------         --------------

6          Capital Contributions
                                                                           --------------         --------------
7
           --------------------------------------------                    --------------         --------------
8
           --------------------------------------------                    --------------         --------------
9
           --------------------------------------------                    --------------         --------------
10
           --------------------------------------------                    --------------         --------------
11
           --------------------------------------------                    --------------         --------------
12              TOTAL CASH RECEIPTS                                        $    5,170,918         $   27,577,977
                                                                           --------------         --------------
     CASH DISBURSEMENTS
13         Payments for Inventory (Note 1)                                      2,908,349         $   16,485,788
                                                                           --------------         --------------
14         Selling                                                                317,472         $      755,081
                                                                           --------------         -------------
15         Administrative                                                         132,238         $      936,158
                                                                           --------------         --------------
16         Capital Expenditures                                                     8,336         $       50,288
                                                                           --------------         --------------
17         Principal Payments on Debt (Note 2)                             $       88,179         $      160,527
                                                                           --------------         --------------
18         Interest Paid (Note 3)                                          $       18,749         $       58,877
                                                                           --------------         --------------
           Rent/Lease:
19              Personal Property
                                                                           --------------         --------------
20              Real Property                                                     851,297         $    2,565,358
                                                                           --------------         --------------
           Amount Paid to Owner(s)/Officer(s)
21              Salaries                                                           74,898         $      353,800
                                                                           --------------         -------------
22              Draws
                                                                           --------------         --------------
23              Commissions/Royalties
                                                                           --------------         --------------
24              Expense Reimbursements                                              8,265         $       52,102
                                                                           --------------         --------------
25              Other
                                                                           --------------         -------------
26         Salaries/Commissions (less employee withholding)                        94,830         $      502,777
                                                                           --------------         --------------
27         Management Fees
                                                                           --------------         --------------
           Taxes:
28              Employee Withholding                                              245,792         $    1,321,859
                                                                           --------------         -------------
29              Employer Payroll Taxes                                            136,681         $      753,239
                                                                           --------------         --------------
30              Real Property Taxes                                                45,991         $      184,138
                                                                           --------------         --------------
31              Other Taxes Sales Taxes                                           410,093         $    1,915,864
                                                                           --------------         --------------
32         Other Cash Outflows:
                                                                           --------------         --------------
33              Credit Card fees                                                   58,022         $      240,942
                ---------------------------------------                    --------------         --------------
34              Adjustment to Beginning Cash Balance                       $            -         $       (2,649)
                ---------------------------------------                    --------------         --------------
35
                ---------------------------------------                    --------------         --------------
36
                ---------------------------------------                    --------------         --------------
37
                ---------------------------------------                    --------------         --------------
38              TOTAL CASH DISBURSEMENTS:                                  $    5,399,193         $   26,334,147
                                                                           --------------         --------------
39   NET INCREASE (DECREASE) IN CASH                                       $     (228,275)        $    1,243,830
                                                                           --------------         --------------
41   CASH BALANCE, BEGINNING OF PERIOD                                     $    2,796,580         $    1,324,475
                                                                           --------------         --------------
43   CASH BALANCE, END OF PERIOD                                           $    2,568,305         $    2,568,305
                                                                           ==============          ==============


                    Fresh Choice, Inc. (Case # 04-54318 ASW)
            Notes to the Statement of Cash Receipts and Disbursements
                                      as of
                               November 28, 2004






Note 1:
     During period 12, adjustments were made to Payment of Inventory.

                                                                  Period 9      Period 10     Period 11   Period 12      Total
                                                              ---------------------------------------------------------------
                Payment for Inventory                            7,132,929      3,240,908     3,316,077  2,908,349   16,598,263
                Less:  Principal payment on debt                   (28,813)       (43,535)            -           -     (72,348)
                Less:  Interest paid                                (7,661)       (21,664)      (10,802)          -     (40,127)
                                                                ===============================================================
                Total Payment for Inventory                      7,096,455      3,175,709     3,305,275   2,908,349  16,485,788
                                                                ===============================================================
Note 2:
     During period 12, adjustments were made to Principal Payment on Debt.

                                                                  Period 9      Period 10     Period 11   Period 12      Total
                                                                ---------------------------------------------------------------
                Mid-Peninsula                                            -              -             -           -          -
                Capital Leases                                      28,813         43,535             -      88,179     160,527
                Redevelopment Agency                                     -              -             -           -          -
                                                                ===============================================================
                Total Principal Payment on Debt                     28,813         43,535             -      88,179     160,527
                                                                ===============================================================
Note 3:
     During period 12, adjustments were made to Interest Paid.

                                                                  Period 9      Period 10     Period 11   Period 12      Total
                                                                ---------------------------------------------------------------
                Mid-Peninsula                                            -          8,286             -       8,286      16,572
                Capital Leases                                       7,661         13,378        10,802      10,463      42,305
                                                                ===============================================================
                Total Interest Paid                                  7,661         21,664        10,802      18,749      58,877
                                                                ===============================================================